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                                                                   Exhibit 10.10

                                 FIRST AMENDMENT
                                     TO THE
           FACTORY CARD & PARTY OUTLET CORP. 2002 STOCK INCENTIVE PLAN

          The Factory Card & Party Outlet Corp. 2002 Stock Incentive Plan (the "Plan"), is hereby amended, effective April 23, 2002, as follows:

                                       I.

          The name of the Plan is hereby amended to be the "Factory Card & Party Outlet Corp. 2002 Stock Option Plan" (the "Plan").

                                       II.

          Section 2(d) is amended by adding "or, if no Compensation Committee of the Board has been appointed, the Board." at the end of the definition of "Committee".

                                      III.

          In all other respects the Plan shall remain in full force and effect.

          The undersigned certifies that he is the duly elected and acting Secretary of Factory Card & Party Outlet Corp. and that the foregoing First Amendment to the Factory Card & Party Outlet Corp. 2002 Stock Incentive Plan was duly adopted by the Board of Directors of Factory Card & Party Outlet Corp. as of April 23, 2002.


Dated: April 23, 2002                   /s/ Gary W. Rada
                                        ----------------
                                        Gary W. Rada
                                        President and Chief Operating Officer